EXECUTION COUNTERPART


          AMENDMENT NO. 9 dated as of March 13, 1996 between CONSOLIDATED CIGAR CORPORATION (the "Company"),
CONGAR INTERNATIONAL CORP. ("Congar"), CONSOLIDATED CIGAR
(PARENT) HOLDINGS, INC. (the "Parent Guarantor"), the
Banks (as such term is defined below) party hereto and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent
(the "Agent").

          The Company, Congar, certain banks (the
"Banks") and the Agent are party to a Credit Agreement dated as of February 23, 1993 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Credit Agreement"). The Company is the corporation surviving the Merger referred to in the Credit Agreement. Congar is the corporation surviving the Congar Merger referred to in the Credit Agreement.

          The Company has requested that the Banks agree, and the Banks are willing, to amend the Credit Agreement in certain respects, all on the terms and conditions of this Amendment.

          Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and suffi-ciency of which are hereby acknowledged, the Company, Congar, the Parent Guarantor and the Agent (acting with the consent of the Majority Banks) agree as follows:

          Section 1.     Definitions.  Terms used but not
defined herein shall have the respective meanings as-cribed to such terms in the Credit Agreement as amended hereby.

          Section 2.     Amendment.  Subject to the
satisfaction of the conditions to effectiveness specified in Section 3 hereof, but with effect on and after the date hereof, Section 9.11 of the Credit Agreement shall be amended in its entirely to read as follows:

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          "The Company will not permit the aggregate
          amount of Consolidated Capital Expenditures (a) during the fiscal year of the Company ending in 1996, to exceed $5,100,000 and (b) during any fiscal year of the Company ending thereafter, to exceed $3,000,000; provided that to the extent the aggregate amount of Capital Expendi-tures made by the Company and its Subsidiaries during any fiscal year of the Company ending on or after December 31, 1996 is less than (i) during the fiscal year of the Company ending in 1996, $5,100,000 or (ii) during any fiscal year of the Company ending thereafter, $3,000,000, such unutilized amount (but not exceeding $1,5-
          00,000 for any such fiscal year) shall be avai-lable in the immediately succeeding fiscal year of the Company (for which purpose Capital Ex-penditures in any fiscal year of the Company shall be applied first against the original permitted amount for such fiscal year and ther-eafter against any unutilized amount carried forward from the immediately preceding fiscal year of the Company)."

          Section 3.     Conditions To Effectiveness.
The amendment set forth in Section 2 hereof shall become effective, on the date hereof, upon the Agent having received this Amendment, duly executed and delivered by the Company, Congar, the Parent Guarantor, and the Agent
(acting with the consent of the Majority Banks).

          Section 4.     Documents Otherwise Unchanged.
Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import in the Credit Agreement, as amended hereby, and in the Notes and the other Basic Documents to which the Company, Congar or the Parent Guarantor is a party shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

          Section 5.     Counterparts.  This Amendment
may be executed in any number of counterparts, each of

                        Amendment No. 9

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which shall be identical and all of which, when taken
together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

          Section 6.     Binding Effect.  This Amendment
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and as-signs.

          Section 7.     Governing Law.  This Amendment
shall be governed by, and construed in accordance with, the law of the State of New York.

                        Amendment No. 9

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          IN WITNESS WHEREOF, the parties hereto have caused
this Amendment No. 9 to be duly executed as of the day and year first above written.

                         CONSOLIDATED CIGAR CORPORATION


                         By  /s/ Glenn P. Dickes
                            -----------------------------------
                            Title:  Vice President &
                                      Assistant Secretary


                         CONGAR INTERNATIONAL CORP.


                         By /s/ Glenn P. Dickes
                            -----------------------------------
                            Title:  Vice President &
                                      Assistant Secretary


                         CONSOLIDATED CIGAR (PARENT)
                           HOLDINGS INC.


                         By  /s/ Glenn P. Dickes
                            -----------------------------------
                            Title:  Vice President &
                                      Secretary


                         THE CHASE MANHATTAN BANK
                           (NATIONAL ASSOCIATION),
                            as Agent


                         By /s/ The Chase Manhattan Bank
                            -----------------------------------


                        Amendment No. 9

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